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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       November 5, 2007 (August 7, 2007)

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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            Kansas                     1-04721              48-0457967
   (State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)

   2001 Edmund Halley Drive, Reston, Virginia                   20191
    (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         This current report on Form 8-K/A updates information provided on a Form 8-K dated August 7, 2007 in which Sprint Nextel Corporation reported the appointments of Larry C. Glasscock and Rodney O'Neal to its Board of Directors. On November 5, 2007, the Board appointed Mr. Glasscock to serve on both the Audit and Finance Committees and Mr. O'Neal to serve on both the Human Capital & Compensation and Nominating & Corporate Governance Committees. At the same time, the Board appointed Linda Koch Lorimer to the Human Capital & Compensation Committee, Ms. Lorimer stepped down from the Audit Committee and Irvine O. Hockaday, Jr. stepped down from the Finance Committee.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPRINT NEXTEL CORPORATION



Date: November 5, 2007                           /s/ Richard A. Montfort
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                                           By:   Richard A. Montfort
                                                 Assistant Secretary